      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION JANUARY 15, 1999
                                                        REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            PRISON REALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MARYLAND                                 62-1763875
(State or Other Jurisdiction                    (I.R.S. Employer
     of Incorporation)                       Identification Number)


                      10 Burton Hills Boulevard, Suite 100
                           Nashville, Tennessee 37215
                                 (615) 263-0200
                   (Address, Including Zip Code and Telephone
                         Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                         ------------------------------

           CCA PRISON REALTY TRUST 1997 EMPLOYEE SHARE INCENTIVE PLAN
        CCA PRISON REALTY TRUST NON-EMPLOYEE TRUSTEES' SHARE OPTION PLAN
        CCA PRISON REALTY TRUST NON-EMPLOYEE TRUSTEES' COMPENSATION PLAN AMENDED AND RESTATED CORRECTIONS CORPORATION OF AMERICA 1989 STOCK BONUS PLAN
       CORRECTIONS CORPORATION OF AMERICA 1991 FLEXIBLE STOCK OPTION PLAN CORRECTIONS CORPORATION OF AMERICA 1995 EMPLOYEE STOCK INCENTIVE PLAN

                           (Full Titles of the Plans)

                         ------------------------------

                                Doctor R. Crants
                             Chief Executive Officer
                            Prison Realty Corporation
                      10 Burton Hills Boulevard, Suite 100
                           Nashville, Tennessee 37215
                            Telephone: (615) 263-0200
                            Facsimile: (615) 263-0212

              (Name, Address, Telephone Number and Facsimile Number,
                   Including Area Code, of Agent for Service)

                         ------------------------------

                                    Copy to:
                            Elizabeth E. Moore, Esq.
                           Stokes & Bartholomew, P.A.
                          424 Church Street, Suite 2800
                           Nashville, Tennessee 37219
                            Telephone: (615) 259-1425
                            Facsimile: (615) 259-1470

                         ------------------------------

                         CALCULATION OF REGISTRATION FEE
================================================================================


-----------------------------------------------------------------------------------------------------------------
  TITLE OF SECURITIES            AMOUNT           PROPOSED MAXIMUM        PROPOSED MAXIMUM          AMOUNT OF
    TO BE REGISTERED             TO BE           OFFERING PRICE PER      AGGREGATE OFFERING     REGISTRATION FEE
                               REGISTERED               SHARE                  PRICE
-----------------------------------------------------------------------------------------------------------------
    Common Stock,
$0.01 par value per share
("Common Stock"), to be
issued under CCA Prison
   Realty Trust 1997
     Employee Share
     Incentive Plan           1,300,000(1)       $22.47(2)/$20.63(3)        $28,986,520            $8,058.25
-----------------------------------------------------------------------------------------------------------------
   Common Stock to be
issued under CCA Prison
   Realty Trust Non-
   Employee Trustees'
   Share Option Plan           150,000(1)          28.06(4)/20.63(5)          3,763,200             1,046.17
-----------------------------------------------------------------------------------------------------------------
   Common Stock to be
issued under CCA Prison
   Realty Trust Non-
   Employee Trustees'
   Compensation Plan            43,162(6)             20.63(7)               890,432.06               247.54
-----------------------------------------------------------------------------------------------------------------
   Common Stock to be
  issued under Amended
and Restated Corrections
 Corporation of America
 1989 Stock Bonus Plan        140,000(8)(9)           20.63(7)               2,888,200                802.92
-----------------------------------------------------------------------------------------------------------------
   Common Stock to be
issued under Corrections
 Corporation of America
  1991 Flexible Stock
      Option Plan             113,750(8)(9)           4.54(10)                516,425                 143.57
-----------------------------------------------------------------------------------------------------------------
   Common Stock to be
issued under Corrections
 Corporation of America
  1995 Employee Stock
     Incentive Plan           56,875(8)(9)            32.81(10)             1,866,068.70              518.77
-----------------------------------------------------------------------------------------------------------------
         TOTAL                  1,803,787                N/A               $38,910,845.76           $10,817.22
-----------------------------------------------------------------------------------------------------------------

         (1) Pursuant to Rule 457(h)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), for the sole purpose of calculating the registration fee, the number of shares to be registered is the number of shares authorized to be issued under the plan and covered by this registration statement.
         (2) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share has been calculated using the weighted average exercise price of options to purchase 1,178,000 shares of Common Stock previously issued under the plan.
         (3) Calculated pursuant to Rule 457(c), as permitted by Rule
         457(h)(1), based upon the average of the high and low prices of the Common Stock on the New York Stock Exchange (the "NYSE") on January
         12, 1999 for options to purchase 122,000 shares of Common Stock available for issuance under the plan and covered by this registration statement.
         (4) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share has been calculated using the weighted average exercise price of options to purchase 90,000 shares of Common Stock previously issued under the plan.
         (5) Calculated pursuant to Rule 457(c), as permitted by Rule
         457(h)(1), based upon the average of the high and low prices of the Common Stock on the NYSE on January 12, 1999 for options to purchase 60,000 shares of Common Stock available for issuance under the plan.
         (6) Pursuant to Rule 457(h)(1), for the sole purpose of calculating the registration fee, the number of shares to be registered is the number of shares remaining and authorized to be issued under the plan and covered by this registration statement.
         (7) Calculated pursuant to Rule 457(c), as permitted by Rule 457(h)(1), based upon the average of the high and low prices of the Common Stock on the NYSE on January 12, 1999.
         (8) For the sole purpose of calculating the registration fee, the number of shares to be registered is the number of shares to be issued by the Registrant under the plan pursuant to this registration statement.
         (9) Represents shares issuable to Doctor R. Crants, Chairman and Chief Executive Officer of the Registrant, under the plan.
         (10) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share has been calculated using the weighted average exercise price of options outstanding under the plan.

                                EXPLANATORY NOTE

This Registration Statement covers an aggregate of 1,803,787 shares of the common stock, $0.01 par value per share (the "Common Stock"), of Prison Realty Corporation, a Maryland corporation (the "Company") issuable upon the exercise of options granted or to be granted to employees of the Company pursuant to the Plans (as hereinafter defined). The Company commenced operations on January 1, 1999 as the result of the completion of each of the mergers of Corrections Corporation of America, a Tennessee corporation ("CCA"), and CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), with and into the Company (the "Merger") pursuant to the terms and conditions of an Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998, by and among CCA, Prison Realty and the Company (the "Merger Agreement").

1,268,000 shares of Common Stock being registered hereunder are issuable pursuant to the exercise of options assumed by the Company in the Merger that were outstanding as of January 1, 1999 (the "Prison Realty Rollover Options") and that were previously granted to employees and trustees of Prison Realty under the (i) CCA Prison Realty Trust Employee Share Incentive Plan and (ii) CCA Prison Realty Trust Non-Employee Trustees' Share Option Plan, as amended (collectively, the "Prison Realty Option Plans"). In connection with the Merger, the Prison Realty Rollover Options were converted into options exercisable for shares of Common Stock. The Prison Realty Rollover Options were converted according to the exchange ratio set forth in the Merger Agreement, and the exercise price of each Prison Realty Rollover Option was adjusted to reflect the conversion. Prior to January 1, 1999, the Prison Realty Rollover Options were exercisable for Prison Realty common shares, $0.01 par value per share ("Prison Realty Common Shares"). The terms of the Prison Realty Rollover Options are the same as before the Merger, except that upon exercise of the Prison Realty Rollover Options, a participant shall receive shares of Common Stock rather than Prison Realty Common Shares.

182,000 shares of Common Stock being registered hereunder are issuable pursuant to the grant of options by the Company in the future under the Prison Realty Option Plans. In connection with the Merger, the Company adopted and assumed the Prison Realty Option Plans. The shares being registered hereunder constitute the remaining number of shares authorized for issuance under the Prison Realty Option Plans.

43,162 shares of Common Stock being registered hereunder are issuable pursuant to the issuance of shares of Common Stock to non-employee directors of the Company under the CCA Prison Realty Trust Non-Employee Trustees' Compensation Plan. In connection with the Merger, the Company adopted and assumed the CCA Prison Realty Trust Non-Employee Trustees' Compensation Plan. The shares being registered hereunder constitute the remaining number of shares authorized for issuance under the CCA Prison Realty Trust Non-Employee Trustees' Compensation Plan.

170,625 shares of Common Stock being registered hereunder are issuable pursuant to the exercise of options assumed by the Company in the Merger that were outstanding as of December 31, 1998 (the "CCA Rollover Options") and that were previously granted to Doctor R. Crants, the Chairman of the Board of Directors and Chief Executive Officer of the Company, in his capacity as an officer and/or director of CCA, under the (i) Corrections Corporation of America 1991 Flexible Stock Option Plan and (ii) Corrections Corporation of America 1995 Employee Stock Incentive Plan (collectively the "CCA Option Plans"). The CCA Rollover Options were converted according to the exchange ratio set forth in the Merger Agreement, and the price of each CCA Rollover Option was adjusted to reflect the conversion. In connection with the Merger, the CCA Rollover Options were converted into options exercisable for shares of Common Stock. Prior to December 31, 1998, the CCA Rollover Options were exercisable for shares of CCA common stock, $1.00 par value per share ("CCA Common Stock"). The terms of the CCA Rollover Options are the same as before the Merger, except that upon exercise of the CCA Rollover Options, a participant shall receive shares of Common Stock rather than CCA Common Stock. CCA Rollover Options granted to persons who are not employees of the Company which will be converted into options (or warrants) to purchase Common Stock will be registered pursuant to a Registration Statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission (the "Commission") at a later date.

140,000 shares of Common Stock being registered hereunder are issuable pursuant to the previous grant of deferred shares of CCA Common Stock to Doctor R. Crants under the Amended and Restated Corrections Corporation of America 1989 Stock Bonus Plan (the "Deferred Shares"). In connection with the Merger, the Deferred Shares were converted into deferred shares of Common Stock. The Deferred Shares were converted according to the exchange ratio set forth in the Merger Agreement. The terms of the deferred shares of Common Stock are the same as before the Merger, except that upon the issuance of shares of Common Stock pursuant thereto, a participant shall receive shares of Common Stock rather than CCA Common Stock. Deferred Shares granted to persons who are not employees of the Company which will be converted into deferred shares of Common Stock in the Merger will be registered pursuant to a Registration Statement on Form S-3 to be filed by the Company with the Commission at a later date.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

THE COMPANY. The following documents filed by the Company with the Commission are incorporated by reference into this Registration Statement:

         (a) The Company's Prospectus (the "Prospectus") filed with the Commission on October 30, 1998 pursuant to Rule 424(b)(4) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as supplemented on November 20, 1998, included in its Registration Statement on Form S-4, filed with the Commission on September 30, 1998, as subsequently amended (Registration No. 333-65017) (the "Registration Statement on Form S-4").

         (b) The Company's Current Report on Form 8-K, filed with the Commission on January 6, 1999 (File No. 25245).

         (c) The Company's Registration Statement on Form S-3, filed with the Commission on January 11, 1999 (Registration No. 333-70419) (the "Registration Statement on Form S-3").

         (d) The description of the Company's Common Stock contained under the heading "New Prison Realty Capital Stock" in the Company's Prospectus, including any amendment or report filed subsequent to the date of this Registration Statement for the purpose of updating such description.

         (e) The description of the Company's Common Stock contained under the heading "Description of Capital Stock" in the Company's Registration Statement on Form S-3, including any amendment or report filed subsequent to the date of this Registration Statement for the purpose of updating such description.

In addition, all other documents and reports filed with the Commission by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

CCA. The following documents filed by CCA with the Commission are incorporated by reference into this Registration Statement:

         (a) CCA's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1997, as filed on March 30, 1998 and amended on September 16, 1998 and September 25, 1998.

         (b) CCA's Quarterly Reports on Form 10-Q/A for the period ended March 31, 1998, as filed on May 15, 1998 and amended on June 5, 1998 and September 28, 1998; for the period ended June 30, 1998, as filed on August 14, 1998 and amended on September 28, 1998; and Form 10-Q for the period ended September 30, 1998, as filed on November 16, 1998.

PRISON REALTY. The following documents filed by Prison Realty with the Commission are incorporated by reference into this Registration Statement:

         (a) Prison Realty's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1997, as filed on March 18, 1998 and amended on March 30, 1998.

         (b) Prison Realty's Quarterly Reports on Form 10-Q for the period ended March 31, 1998, as filed on May 15, 1998; for the period ended June 30, 1998, as filed on August 14, 1998; and for the period ended September 30, 1998, as filed on November 17, 1998.

Any statement contained in a document incorporated, or deemed to be incorporated, by reference herein or contained in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement, Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

The Common Stock registered hereby is included in a class of securities registered under Section 12 of the Exchange Act.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

Elizabeth E. Moore, a shareholder of Stokes & Bartholomew, P.A., is the spouse of a member of the Board of Directors of the Company. Stokes & Bartholomew, P.A. has rendered an opinion regarding the legality of the Company's Common Stock registered hereby.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

The Charter of the Company provides for indemnification of directors and executive officers to the full extent permitted by the laws of the State of Maryland.

Section 2-418 of the Maryland General Corporation Law (the "MGCL") generally permits indemnification of any director made a party to any proceedings by reason of service as a director unless it is established that: (i) the act or omission of such person was material to the matter giving rise to the proceedings and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceedings, such person had reasonable cause to believe that the act or omission was unlawful. The indemnity may include judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred by the director in connection with the proceeding; but, if the proceeding is one by, or in the right of, the corporation, indemnification is not permitted with respect to any proceeding in which the director has been adjudged to be liable to the corporation, or if the proceeding is one charging improper personal benefit to the director, whether or not involving action in the director's official capacity, indemnification of the director is not permitted if the director was adjudged to be liable on the basis that personal benefit was improperly received. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create a presumption that the director failed to meet the requisite standard of conduct for permitted indemnification.

Indemnification under the provisions of the MGCL is not deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the Charter of the Company, Bylaws of the Company, any resolution of stockholders or directors, any agreement or otherwise.

The Company has also entered into indemnification agreements ("the Indemnification Agreements") with its directors and certain of its executive officers. The Indemnification Agreements are intended to provide indemnification to the maximum extent allowable by or not in violation of any law of the State of Maryland. Each Indemnification Agreement provides that the Company shall indemnify a director or officer who is a party to the agreement (the "Indemnitee") if he or she was or is a party to or otherwise involved in any proceeding (other than a derivative proceeding) by reason of the fact that he or she was or is a director or officer of the Company, against losses incurred in connection with the defense or settlement of such proceeding. The indemnification provided under each Indemnification Agreement is limited to instances where the act or omission giving rise to the claim for which indemnification is sought was not otherwise indemnified by the Company or insurance maintained by the Company, was not established to have been committed in bad faith or the result of active and deliberate dishonesty, did not involve receipt of improper personal benefit, did not result in a judgment of liability to the Company in a proceeding by or in the right of the Company, did not involve an accounting or profits pursuant to Section 16(b) of the Exchange Act and, with respect to any criminal proceeding, the Indemnitee had no reasonable cause to believe his or her conduct was unlawful.

The Company has obtained directors and officers liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

Not applicable.

ITEM 8.  EXHIBITS.



NUMBER         DESCRIPTION OF EXHIBIT
------         ----------------------
4.1            Provisions defining the rights of holders of shares of Common
               Stock of the Company are found in Sections SIXTH through SEVENTH and Article II in the Charter and Bylaws, respectively, of the
               Company (previously filed as Exhibits 3.1 and 3.2, respectively, to the Company's Registration Statement on Form S-4 and
               incorporated herein by reference).
4.2            Specimen of certificate representing shares of Common Stock of the Company (previously filed as Exhibit 4.2 to the Company's
               Registration Statement on Form S-4 and incorporated herein by reference).
5.1            Opinion of Stokes & Bartholomew, P.A. regarding the validity of the Common Stock being registered.
10.1           CCA Prison Realty Trust 1997 Employee Share Incentive Option Plan
               (previously filed as Exhibit 10.25 to Prison Realty's Quarterly
               Report on Form 10-Q, filed on August 25, 1997 (File No. 1-13049), and incorporated herein by reference).
10.2           CCA Prison Realty Trust Non-Employee Trustees' Share Option Plan,
               as amended (previously filed as Exhibit 10.26 to CCA Prison
               Realty Trust's Quarterly Report on Form 10-Q, filed on August 25,
               1997 (File No. 1-13049), and incorporated herein by reference).
10.3           CCA Prison Realty Trust Non-Employee Trustees' Compensation
               Plan (previously filed as Appendix A to CCA Prison Realty
               Trust's definitive Proxy Statement, filed on March 23, 1998, relating to the 1998 Annual Meeting of Shareholders and
               incorporated herein by reference).
10.4           Amended and Restated Corrections Corporation of America 1989
               Stock Bonus Plan, dated February 20, 1995 (previously filed as
               Exhibit 10.138 to Corrections Corporation of America's Annual
               Report on Form 10-K with respect to the fiscal year ended
               December 31, 1994 (File No. 1-13560) and incorporated herein by reference).
10.5           First Amendment to Amended and Restated Corrections Corporation
               of America 1989 Stock Bonus Plan, dated November 3, 1995
               (previously filed as Exhibit 10.153 to Corrections Corporation of
               America's Annual Report on Form 10-K with respect to the fiscal year ended December 31, 1995 (File No. 1-13560) and incorporated herein by reference.
10.6           Corrections Corporation of America 1991 Flexible Stock Option
               Plan (previously filed as Exhibit 28(a) to Corrections
               Corporation of America's Registration Statement on Form S-8,
               filed with the Commission on August 6, 1991 (File No. 33-42068)
               and incorporated herein by reference).
10.7           First Amendment to Corrections Corporation of America 1991
               Flexible Stock Option Plan, dated March 11, 1994 (previously filed as Exhibit 10.102 to Corrections Corporation of
               America's Annual Report on Form 10-K with respect to the
               fiscal year ended December 31, 1994 (File No. 1-13560) and incorporated herein by reference).
10.8           Corrections Corporation of America's 1995 Employee Stock
               Incentive Plan effective as of March 20, 1995 (previously filed as Exhibit 4.3 to Corrections Corporation of



               America's Registration Statement on Form S-8, filed July 20, 1995
               (Reg. No. 33-61173), and incorporated herein by reference).
23.1           Consent of Stokes & Bartholomew, P.A. (included as part of
               Exhibit 5.1).
23.2           Consent of Arthur Andersen LLP (with respect to CCA Prison Realty
               Trust).
23.3           Consent of Arthur Andersen LLP (with respect to Corrections
               Corporation of America).
23.4           Consent of Arthur Andersen LLP (with respect to Correctional
               Management Services Corporation).
25             Power of Attorney (included on signature page).


ITEM 9.  UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

   (1) To file, during any period in which offers or sales are being made of the securities offered hereby, a post-effective amendment to this Registration
   Statement:

            (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

            (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided, however, that the undertakings in paragraph (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement;

   (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Nashville, state of Tennessee, on the 15th day of January, 1999.


                                            PRISON REALTY CORPORATION


                                            By: /s/ Doctor R. Crants
                                                -----------------------------
                                                Doctor R. Crants
                                                Chief Executive Officer


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Doctor R. Crants, D. Robert Crants, III and Vida H. Carroll, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and any registration statement relating to the same offering as the Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



    SIGNATURE                            TITLE                              DATE
    ---------                            -----                              ----


/s/ Doctor R. Crants             Chief Executive Officer             January 15, 1999
---------------------------      (Principal Executive Officer),
    Doctor R. Crants             Chairman and Director



/s/ J. Michael Quinlan           Vice-Chairman and Director          January 15, 1999
---------------------------
    J. Michael Quinlan




        SIGNATURE                           TITLE                           DATE
        ---------                           -----                           ----

  /s/ D. Robert Crants, III         President and Director           January 15, 1999
-----------------------------
      D. Robert Crants, III

  /s/ Michael W. Devlin             Chief Operating Officer          January 15, 1999
-----------------------------       and Director
      Michael W. Devlin

  /s/ Vida H. Carroll               Chief Financial Officer          January 15, 1999
-----------------------------       (Principal Financial and
      Vida H. Carroll               Accounting Officer)


  /s/ C. Ray Bell                   Director                         January 15, 1999
-----------------------------
      C. Ray Bell

  /s/ Richard W. Cardin             Director                         January 15, 1999
-----------------------------
      Richard W. Cardin

  /s/ Monroe J. Carell, Jr.         Director                         January 15, 1999
-----------------------------
      Monroe J. Carell, Jr.

                                    Director                         January   , 1999
-----------------------------
      Jean-Pierre Cuny

  /s/ John W. Eakin, Jr.            Director                         January 15, 1999
-----------------------------
      John W. Eakin, Jr.

  /s/ Ted Feldman                   Director                         January 15, 1999
-----------------------------
      Ted Feldman

  /s/ Jackson W. Moore              Director                         January 15, 1999
-----------------------------
      Jackson W. Moore

                                    Director                         January   , 1999
-----------------------------
      Rusty L. Moore

  /s/ Joseph V. Russell             Director                         January 15, 1999
-----------------------------
      Joseph V. Russell

  /s/ Charles W. Thomas, Ph.D.      Director                         January 15, 1999
-------------------------------
      Charles W. Thomas, Ph.D.





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



                                  EXHIBIT INDEX

NUMBER               DESCRIPTION OF EXHIBIT
------               ----------------------

4.1            Provisions defining the rights of holders of shares of Common
               Stock of the Company are found in Sections SIXTH through SEVENTH and Article II in the Charter and Bylaws, respectively, of the Company (previously filed as Exhibits 3.1 and 3.2, respectively, to the Company's Registration Statement on Form S-4 and incorporated herein by reference).
4.2 Specimen of certificate representing shares of Common Stock of the Company (previously filed as Exhibit 4.2 to the Company's
               Registration Statement on Form S-4 and incorporated herein by reference).
5.1 Opinion of Stokes & Bartholomew, P.A. regarding the validity of the Common Stock being registered.
10.1           CCA Prison Realty Trust 1997 Employee Share Incentive Option Plan
               (previously filed as Exhibit 10.25 to Prison Realty's Quarterly
               Report on Form 10-Q, filed on August 25, 1997 (File No. 1-13049), and incorporated herein by reference).
10.2 CCA Prison Realty Trust Non-Employee Trustees' Share Option Plan, as amended (previously filed as Exhibit 10.26 to CCA Prison
               Realty Trust's Quarterly Report on Form 10-Q, filed on August 25,
               1997 (File No. 1-13049), and incorporated herein by reference).
10.3           CCA Prison Realty Trust Non-Employee Trustees' Compensation
               Plan (previously filed as Appendix A to CCA Prison Realty
               Trust's definitive Proxy Statement, filed on March 23, 1998, relating to the 1998 Annual Meeting of Shareholders and incorporated herein by reference).
10.4           Amended and Restated Corrections Corporation of America 1989
               Stock Bonus Plan, dated February 20, 1995 (previously filed as
               Exhibit 10.138 to Corrections Corporation of America's Annual
               Report on Form 10-K with respect to the fiscal year ended
               December 31, 1994 (File No. 1-13560) and incorporated herein by reference).
10.5 First Amendment to Amended and Restated Corrections Corporation of America 1989 Stock Bonus Plan, dated November 3, 1995
               (previously filed as Exhibit 10.153 to Corrections Corporation of
               America's Annual Report on Form 10-K with respect to the fiscal year ended December 31, 1995 (File No. 1-13560) and incorporated herein by reference.
10.6           Corrections Corporation of America 1991 Flexible Stock Option
               Plan (previously filed as Exhibit 28(a) to Corrections
               Corporation of America's Registration Statement on Form S-8, filed with the Commission on August 6, 1991 (File No. 33-42068) and incorporated herein by reference).
10.7           First Amendment to Corrections Corporation of America 1991
               Flexible Stock Option Plan, dated March 11, 1994 (previously filed as Exhibit 10.102 to Corrections Corporation of America's
               Annual Report on Form 10-K with respect to the fiscal year ended
               December 31, 1994 (File No. 1-13560) and incorporated herein by reference).
10.8           Corrections Corporation of America's 1995 Employee Stock
               Incentive Plan effective as of March 20, 1995 (previously filed as Exhibit 4.3 to Corrections Corporation of



               America's Registration Statement on Form S-8, filed July 20, 1995
               (Reg. No. 33-61173), and incorporated herein by reference).
23.1           Consent of Stokes & Bartholomew, P.A. (included as part of
               Exhibit 5.1).
23.2           Consent of Arthur Andersen LLP (with respect to CCA Prison Realty
               Trust).
23.3           Consent of Arthur Andersen LLP (with respect to Corrections
               Corporation of America).
23.4           Consent of Arthur Andersen LLP (with respect to Correctional
               Management Services Corporation).
25             Power of Attorney (included on signature page).








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